UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event): March 24, 2021
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 12, 2021, Cactus, Inc. (the “Company”) completed an underwritten public offering of its Class A common stock on behalf of certain selling stockholders (the “Offering”). In the Offering, Cadent Energy Partners, L.P. (“Cadent”) sold 4,111,250 shares of Class A common stock, and as a result, Cadent’s ownership interest in the Company decreased from 11.1% to 5.6% following the Offering. On March 24, 2021, Cadent notified the Company of its intention to withdraw from the Stockholders’ Agreement, dated as of January 29, 2018 (the “Original Stockholders’ Agreement”) by and between Cadent, the Company and Cactus WH Enterprises, LLC (“Cactus WH Enterprises”), an entity controlled by the Company’s President and Chief Executive Officer and Senior Vice President and Chief Operating Officer. The Original Stockholders’ Agreement was entered into in connection with the Company’s initial public offering and, among other things, provided each of Cadent and Cactus WH Enterprises with the right to designate a certain number of nominees to the Company’s board of directors (the “Board”) so long as they and their respective affiliates collectively beneficially owned at least 5% of the outstanding shares of the Company’s common stock. Pursuant to the Original Stockholders’ Agreement, the Company, Cadent and Cactus WH Enterprises were required to take all necessary action, to the fullest extent permitted by applicable law (including with respect to any fiduciary duties under Delaware law), to cause the election of the nominees designated by Cadent and Cactus WH Enterprises. The Original Stockholders’ Agreement was to terminate on January 29, 2023.

On March 24, 2021, Cactus and Cactus WH Enterprises amended and restated the Stockholders’ Agreement (the “Amended and Restated Stockholder’s Agreement”). The Amended and Restated Stockholder’s Agreement provides Cactus WH Enterprises with the same rights to designate Board nominees as the Original Agreement. Among other things, the Amended and Restated Stockholder’s Agreement provides Cactus WH Enterprises with the right to designate a number of nominees (each, a “CWHE Director”) to the Board such that:

•at least 50% of the directors on the Board are CWHE Directors for so long as Cactus WH Enterprises and its affiliates collectively beneficially own at least 20% of the outstanding shares of common stock;
•at least 25% of the directors on the Board are CWHE Directors for so long as Cactus WH Enterprises and its affiliates collectively beneficially own less than 20% but at least 10% of the outstanding shares of common stock;
•at least one of the directors on the Board are CWHE Directors for so long as Cactus WH Enterprises and its affiliates collectively beneficially own less than 10% but at least 5% of the outstanding shares of common stock; and
•once Cactus WH Enterprises and its affiliates collectively own less than 5% of the outstanding shares of common stock, Cactus WH Enterprises will not have any Board designation rights.

In the event that the percentage ownership of Cactus WH Enterprises declines such that the number of CWHE Directors exceeds the number of directors that Cactus WH Enterprises is then entitled to designate to the Board under the Amended and Restated Stockholder’s Agreement, then if requested by the Company, Cactus WH Enterprises shall take such actions as are reasonably necessary to remove such excess CWHE Directors from the Board.

Currently, Scott Bender, Joel Bender and Alan Semple are each deemed to be designees of Cactus WH Enterprises. As a result of the entry into the Amended and Restated Stockholder’s Agreement, Cadent no longer has the right to nominate any directors for election to the Board other than its rights to nominate, elect or remove directors arising under the Company’s amended and restated certificate of incorporation, its amended and restated bylaws or the Delaware General Corporation Law.

Pursuant to the Amended and Restated Stockholder’s Agreement, the Company and Cactus WH Enterprises are required to take all necessary action, to the fullest extent permitted by applicable law (including with respect to any fiduciary duties under Delaware law), to cause the election of the nominees designated by Cactus WH Enterprises.

The rights granted to Cactus WH Enterprises to designate directors are in addition to the rights that Cactus WH Enterprises or any of its affiliates may have to nominate, elect or remove directors under the Company’s amended and restated certificate of incorporation, its amended and restated bylaws or the Delaware General Corporation Law.

The Amended and Restated Stockholder’s Agreement will expire on January 29, 2023 unless earlier terminated pursuant to its terms.

The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 1.02 by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Stockholder’s Agreement dated as of March 24, 2021, by and between Cactus, Inc. and Cactus WH Enterprises, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

March 29, 2021	By:	/s/ Stephen Tadlock
Date	Name:	Stephen Tadlock
	Title:	Vice President, Chief Financial Officer and Treasurer

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